Exhibit 24.1
POWER OF ATTORNEY

STATE OF	Illinois	)

		)	SS
COUNTY OF	Cook	)

     KNOW ALL MEN BY THESE PRESENTS that Philip C. Calian, having an address at Highland Park, Illinois, has made, constituted and appointed and BY THESE PRESENTS, does make, constitute and appoint Thomas P. Heneghan and Michael B. Berman, or either of them, having an address at Two North Riverside Plaza, Chicago, Illinois 60606, his true and lawful Attorney-in-Fact for him and in his name, place and stead to sign and execute in any and all capacities this Annual Report on Form 10-K and any or all amendments to this Annual Report on Form 10-K, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, giving and granting unto each of such, Attorney-in-Fact, full power and authority to do and perform each and every act and thing, requisite and necessary to be done in and about the premises, as fully, to all intents and purposes as he might or could do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that each of such Attorney-in-Fact or his substitutes shall lawfully do or cause to be done by virtue hereof.
     This power of Attorney shall remain in full force and effect until terminated by the undersigned through the instrumentality of a signed writing.
     IN WITNESS WHEREOF, Philip C. Calian, has hereunto, set his hand this 19th day of February, 2008.

/s/ Philip C. Calian
Philip C. Calian

     I, Debbie Kraft, a Notary Public in and for said County in the State aforesaid, do hereby certify that Philip C. Calian, personally know to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free voluntary act for the uses and purposes therein set forth.
     Given under my hand and notarial seal this 19th day of February, 2008.

/s/ Debbie Kraft
(Notary Public)

My Commission Expires:
September 5, 2009

Exhibit 24.2
POWER OF ATTORNEY

STATE OF	Illinois	)

		)	SS
COUNTY OF	Cook	)

     KNOW ALL MEN BY THESE PRESENTS that Howard Walker, having an address at Chicago, Illinois, has made, constituted and appointed and BY THESE PRESENTS, does make, constitute and appoint Thomas P. Heneghan and Michael B. Berman, or either of them, having an address at Two North Riverside Plaza, Chicago, Illinois 60606, his true and lawful Attorney-in-Fact for him and in his name, place and stead to sign and execute in any and all capacities this Annual Report on Form 10-K and any or all amendments to this Annual Report on Form 10-K, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, giving and granting unto each of such, Attorney-in-Fact, full power and authority to do and perform each and every act and thing, requisite and necessary to be done in and about the premises, as fully, to all intents and purposes as he might or could do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that each of such Attorney-in-Fact or his substitutes shall lawfully do or cause to be done by virtue hereof.
     This power of Attorney shall remain in full force and effect until terminated by the undersigned through the instrumentality of a signed writing.
     IN WITNESS WHEREOF, Howard Walker, has hereunto, set his hand this 20th day of February, 2008.

/s/ Howard Walker
Howard Walker

     I, Sharon D. Smiley, a Notary Public in and for said County in the State aforesaid, do hereby certify that Howard Walker, personally know to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free voluntary act for the uses and purposes therein set forth.
     Given under my hand and notarial seal this 20th day of February, 2008.

/s/ Sharon D. Smiley
(Notary Public)

My Commission Expires:
May 22, 2010

POWER OF ATTORNEY
Exhibit 24.3

STATE OF	New Jersy	)

		)	SS
COUNTY OF	Monmouth	)

     KNOW ALL MEN BY THESE PRESENTS that Thomas E. Dobrowski, having an address at Spring Lake, New Jersey, has made, constituted and appointed and BY THESE PRESENTS, does make, constitute and appoint Thomas P. Heneghan and Michael B. Berman, or either of them, having an address at Two North Riverside Plaza, Chicago, Illinois 60606, his true and lawful Attorney-in-Fact for him and in his name, place and stead to sign and execute in any and all capacities this Annual Report on Form 10-K and any or all amendments to this Annual Report on Form 10-K, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, giving and granting unto each of such, Attorney-in-Fact, full power and authority to do and perform each and every act and thing, requisite and necessary to be done in and about the premises, as fully, to all intents and purposes as he might or could do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that each of such Attorney-in-Fact or his substitutes shall lawfully do or cause to be done by virtue hereof.
     This power of Attorney shall remain in full force and effect until terminated by the undersigned through the instrumentality of a signed writing.
     IN WITNESS WHEREOF, Thomas E. Dobrowski, has hereunto, set his hand this 19th day of February, 2008.

/s/ Thomas E. Dobrowski
Thomas E. Dobrowski

     I, Linda L. Talbot, a Notary Public in and for said County in the State aforesaid, do hereby certify that Thomas E. Dobrowski, personally know to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free voluntary act for the uses and purposes therein set forth.
     Given under my hand and notarial seal this 19th day of February, 2008.

/s/ Linda L. Talbot
(Notary Public)

My Commission Expires:
October 22, 2009

Exhibit 24.4
POWER OF ATTORNEY

STATE OF	Washington	)

		)	SS
COUNTY OF	Kitsap	)

     KNOW ALL MEN BY THESE PRESENTS that Gary L. Waterman, having an address at Bainbridge, Washington, has made, constituted and appointed and BY THESE PRESENTS, does make, constitute and appoint Thomas P. Heneghan and Michael B. Berman, or either of them, having an address at Two North Riverside Plaza, Chicago, Illinois 60606, his true and lawful Attorney-in-Fact for him and in his name, place and stead to sign and execute in any and all capacities this Annual Report on Form 10-K and any or all amendments to this Annual Report on Form 10-K, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, giving and granting unto each of such, Attorney-in-Fact, full power and authority to do and perform each and every act and thing, requisite and necessary to be done in and about the premises, as fully, to all intents and purposes as he might or could do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that each of such Attorney-in-Fact or his substitutes shall lawfully do or cause to be done by virtue hereof.
     This power of Attorney shall remain in full force and effect until terminated by the undersigned through the instrumentality of a signed writing.
     IN WITNESS WHEREOF, Gary L. Waterman, has hereunto, set his hand this 22nd day of February 2008.

/s/ Gary L. Waterman Gary L. Waterman

     I, Vicki A. Rauh, a Notary Public in and for said County in the State aforesaid, do hereby certify that Gary L. Waterman, personally know to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free voluntary act for the uses and purposes therein set forth.
     Given under my hand and notarial seal this 22nd day of February 2008.

Vicki A. Rauh (Notary Public)

My Commission Expires:
February 6, 2009

Exhibit 24.5
POWER OF ATTORNEY

STATE OF	Florida	)

		)	SS
COUNTY OF	Palm Beach	)

     KNOW ALL MEN BY THESE PRESENTS that Donald S. Chisholm, having an address at Ann Arbor, Michigan, has made, constituted and appointed and BY THESE PRESENTS, does make, constitute and appoint Thomas P. Heneghan and Michael B. Berman, or either of them, having an address at Two North Riverside Plaza, Chicago, Illinois 60606, his true and lawful Attorney-in-Fact for him and in his name, place and stead to sign and execute in any and all capacities this Annual Report on Form 10-K and any or all amendments to this Annual Report on Form 10-K, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, giving and granting unto each of such, Attorney-in-Fact, full power and authority to do and perform each and every act and thing, requisite and necessary to be done in and about the premises, as fully, to all intents and purposes as he might or could do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that each of such Attorney-in-Fact or his substitutes shall lawfully do or cause to be done by virtue hereof.
     This power of Attorney shall remain in full force and effect until terminated by the undersigned through the instrumentality of a signed writing.
     IN WITNESS WHEREOF, Donald S. Chisholm, has hereunto, set his hand this 18th day of February, 2008.

/s/ Donald S. Chisholm
Donald S. Chisholm

     I, Lois V. Rhyne, a Notary Public in and for said County in the State aforesaid, do hereby certify that Donald S. Chisholm, personally know to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free voluntary act for the uses and purposes therein set forth.
     Given under my hand and notarial seal this 18th day of February, 2008.

/s/ Lois V. Rhyne
(Notary Public)

My Commission Expires:
June 24, 2011

POWER OF ATTORNEY
Exhibit 24.6

STATE OF	Illinois	)

		)	SS
COUNTY OF	Cook	)

     KNOW ALL MEN BY THESE PRESENTS that Sheli Z. Rosenberg, having an address at Chicago, Illinois has made, constituted and appointed and BY THESE PRESENTS, does make, constitute and appoint Thomas P. Heneghan and Michael B. Berman, or either of them, having an address at Two North Riverside Plaza, Chicago, Illinois 60606, her true and lawful Attorney-in-Fact for her and in her name, place and stead to sign and execute in any and all capacities this Annual Report on Form 10-K and any or all amendments to this Annual Report on Form 10-K, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, giving and granting unto each of such, Attorney-in-Fact, full power and authority to do and perform each and every act and thing, requisite and necessary to be done in and about the premises, as fully, to all intents and purposes as she might or could do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that each of such Attorney-in-Fact or his substitutes shall lawfully do or cause to be done by virtue hereof.
     This power of Attorney shall remain in full force and effect until terminated by the undersigned through the instrumentality of a signed writing.
     IN WITNESS WHEREOF, Sheli Z. Rosenberg, has hereunto, set her hand this 24th day of February 2008.

/s/ Sheli Z. Rosenberg Sheli Z. Rosenberg

     I, Carole F. Ogden, a Notary Public in and for said County in the State aforesaid, do hereby certify that Sheli Z. Rosenberg, personally know to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that she signed and delivered said instrument as her own free voluntary act for the uses and purposes therein set forth.
     Given under my hand and notarial seal this 24th day of February 2008.

/s/ Carole F. Ogden (Notary Public)

My Commission Expires:
May 9, 2009

Exhibit 24.7
POWER OF ATTORNEY

STATE OF	Illinois	)

		)	SS
COUNTY OF	Cook	)

     KNOW ALL MEN BY THESE PRESENTS that Samuel Zell, having an address at Chicago, Illinois has made, constituted and appointed and BY THESE PRESENTS, does make, constitute and appoint Thomas P. Heneghan and Michael B. Berman, or either of them, having an address at Two North Riverside Plaza, Chicago, Illinois 60606, his true and lawful Attorney-in-Fact for him and in his name, place and stead to sign and execute in any and all capacities this Annual Report on Form 10-K and any or all amendments to this Annual Report on Form 10-K, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, giving and granting unto each of such, Attorney-in-Fact, full power and authority to do and perform each and every act and thing, requisite and necessary to be done in and about the premises, as fully, to all intents and purposes as he might or could do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that each of such Attorney-in-Fact or his substitutes shall lawfully do or cause to be done by virtue hereof.
     This power of Attorney shall remain in full force and effect until terminated by the undersigned through the instrumentality of a signed writing.
     IN WITNESS WHEREOF, Samuel Zell, has hereunto, set his hand this 18th day of February, 2008.

/s/ Samuel Zell
Samuel Zell

     I, Sharon D. Smiley, a Notary Public in and for said County in the State aforesaid, do hereby certify that Samuel Zell, personally know to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free voluntary act for the uses and purposes therein set forth.
     Given under my hand and notarial seal this 18th day of February, 2008.

/s/ Sharon D. Smiley
(Notary Public)

My Commission Expires:
May 22, 2010